                                                                     EXHIBIT 4.7

                          THIRD AMENDED AND RESTATED
                          --------------------------
                            STOCKHOLDERS' AGREEMENT
                            -----------------------


     THIRD AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "Agreement"), dated as of June 8, 1999, among iXL Enterprises, Inc., a Delaware corporation (the "Company") (formerly named IXL Holdings, Inc.), Kelso Investment Associates V,
--------
L.P. ("KIA V"), Kelso Equity Partners V, L.P. ("KEP V", and together with KIA V,
       -----                                    -----
"Kelso"), CB Capital Investors, L.P. ("CB") and the other stockholders of the
 -----
Company (other than those stockholders who became stockholders by purchasing shares of the Company's Common Stock in the Company's initial public offering). Capitalized terms used herein shall have the meaning ascribed thereto in Section 6.

     WHEREAS, the Company, Kelso, certain management stockholders and certain outside investors entered into a Second Amended and Restated Stockholders' Agreement, dated as of December 17, 1997, as amended as of March 30, 1998 and August 14, 1998 (the "Second Amended and Restated Stockholders' Agreement");

     WHEREAS, the Second Amended and Restated Stockholders' Agreement may be amended in accordance with Section 12 thereof;

     WHEREAS, the Company, Kelso, those stockholders of the Company other than Kelso owning at least 51% of all shares of Preferred Stock owned by all such stockholders other than Kelso, those stockholders of the Company owning at least 51% of all shares of Class B Common Stock, U. Bertram Ellis, Jr., Kevin Wall, William C. Whitley, David Wyler, CB Capital Investors, L.P., Flatiron Partners, LLC, Greylock IX Limited Partnership, Mellon Ventures II, L.P. and Thomson U.S. Inc. believe it to be in their best interests that they amend and restate the Second Amended and Restated Stockholders' Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and obligations set forth in this Agreement, the parties hereto agree as follows:

     1.   Second Amended and Restated Stockholders' Agreement.  The Second
          ---------------------------------------------------
Amended and Restated Stockholders' Agreement is hereby amended and restated in its entirety as provided for herein.

     2.   Board of Directors.
          ------------------

          2.1. Designation of Director Nominees.
               --------------------------------

               (i)  Kelso.  For so long as Kelso or its Affiliates hold 5% or
                    -----
     more in the aggregate of the outstanding Common Stock of the Company, Kelso shall have (A) the right to designate two individuals as Board of Directors nominees for election to the Board of Directors of the Company, and (B) the exclusive right to designate for election an individual to fill any vacancy created by the removal or death of or

                                 -Page 1 of 14-
     resignation by a director originally designated for election by Kelso. Such right shall terminate when Kelso or its Affiliates hold less than 5% of the outstanding Common Stock of the Company.

               (ii)  CB.  For so long as CB or its Affiliates hold 5% or more of
                     --
     the outstanding Common Stock of the Company, CB shall have (A) the right to designate one individual as a Board of Directors nominee for election to the Board of Directors of the Company, and (B) the exclusive right to designate for election an individual to fill any vacancy created by the removal or death of or resignation by a director originally designated for election by CB. Such right shall terminate when CB or its Affiliates hold less than 5% of the outstanding Common Stock of the Company. All calculations pursuant to this Section 2.1 shall be made on a primary basis.

               (iii) If Kelso transfers 100% of the shares of Common Stock owned by it as of the date of the filing of the Restated Certificate of Incorporation of the Company (immediately after the reclassification of capital stock effectuated by the Restated Certificate of Incorporation of the Company) to one Person or a group of Affiliates, its transferees shall be deemed to be Kelso for purposes of this Section 2.1. If Kelso transfers 50% or more, but less than 100%, of the shares of Common Stock owned by it as of the date of the filing of the Restated Certificate of Incorporation of the Company (immediately after the reclassification of capital stock effectuated by the Restated Certificate of Incorporation of the Company) to one Person or a group of Affiliates, then such transferees shall have the rights and obligations of Kelso under this Section 2.1 to the extent set forth in an instrument executed by Kelso and such transferees. If CB transfers 100% of the shares of Common Stock owned by it as of the date of the filing of the Restated Certificate of Incorporation of the Company (immediately after the reclassification of capital stock effectuated by the Restated Certificate of Incorporation of the Company) to one Person or a group of Affiliates, its transferees shall be deemed to be CB for purposes of this Section 2.1.

          2.2. Method of Designation.  All designations made pursuant to Section
               ---------------------
2.1 shall be made in writing to the Chairman of the Board of Directors of the Company (the "Chairman"), and any designation may be changed from time to time by Kelso or CB, as the case may be, by providing written notice thereof to the Chairman.

          2.3. Effect of Designation.  Any designation made pursuant to this
               ---------------------
Section 2 shall be included as Board of Directors' nominations of persons for election to the Board of Directors of the Company pursuant to Section 1.10 of the Amended and Restated Bylaws of the Company.

          2.4. Vacancies.  So long as this Agreement shall remain in effect, the
               ---------
Bylaws shall provide that Kelso or CB, as the case may be, shall have the exclusive right, in accordance with Section 2.1, to designate for election an individual to fill any vacancy created by the removal or death of or resignation by a director originally designated for election by Kelso or CB, as the case may be, pursuant to Section 2.1.

                                 -Page 2 of 14-

          2.5. Restated Certificate of Incorporation; Bylaws.  So long as this
               ---------------------------------------------
Agreement shall remain in effect, the Restated Certificate of Incorporation and the Bylaws shall provide (i) that Kelso and CB shall have the right to designate director nominees pursuant to Section 2.1 and (ii) the rights set forth in
Section 2.4 shall be an exception to the provisions set forth in the Bylaws governing vacancies on the Board of Directors, and the Bylaws shall provide that: (i) Kelso or CB shall have the right to call a special meeting of stockholders for the purpose of voting on directors designated for election by Kelso or CB, as the case may be, pursuant to Section 2.1 and (ii) the rights set forth in Section 2.1 shall be an exception to the requirements set forth in the Bylaws governing advance notice requirements for stockholder proposals and director nominations.

          2.6. Further Assurances of the Company.  The Company will take all
               ---------------------------------
such actions and execute and deliver such documents as Kelso or CB may reasonably request in order to effectuate the intent and purposes of this
Section 2.

     3.   Amendment and Modification.  This Agreement may be amended, modified
          --------------------------
or supplemented only by written agreement of the Company, Kelso and CB.

     4.   Termination; Nonrenewability.  All rights and obligations pursuant to
          ----------------------------
this Agreement with respect to Kelso shall terminate as provided for in Section 2.1(i). All rights and obligations pursuant to this Agreement with respect to CB shall terminate as provided in Section 2.1(ii). From and after the date hereof, no party hereto other than the Company, Kelso and CB shall have any obligations under this Agreement. All rights and obligations terminated pursuant to this Section 4 may not be renewed or reinstated.

     5.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the meanings ascribed to them below:

          (a)  Affiliate.  The term "Affiliate" shall mean, with respect to any
               ---------             ---------
               Person, any other Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Person.

          (b)  Person.  The term "Person" means an individual, corporation,
               ------             ------
               partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          (c)  Stock.  The term "Stock" shall mean all classes of the capital
               -----             -----
               stock of the Company, including the following classes of stock:

               (i)  "Class A Common Stock" shall mean the Class A voting common
                     --------------------
                    stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class A common stock is converted, reclassified or exchanged.

                                 -Page 3 of 14-

               (iii)  "Class B Common Stock" shall mean the Class B voting
                      ---------------------
                      common stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class B common stock is converted, reclassified or exchanged.

               (iii)  "Common Stock"  shall mean the Class A Common Stock and
                       ------------
                      the Class B Common Stock and shall include any capital stock of the Company into which the Class A Common Stock and the Class B Common Stock are converted, reclassified or exchanged.

               (iv)    "Class A Preferred Stock" shall mean the Class A
                        -----------------------
                       convertible preferred stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class A convertible preferred stock is converted, reclassified or exchanged.

               (v)    "Class B Preferred Stock" shall mean the Class B
                       -----------------------
                      convertible preferred stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class B convertible preferred stock is converted, reclassified or exchanged.

               (vi)   "Class C Preferred Stock" shall mean the Class C nonvoting
                       -----------------------
                      convertible preferred stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class C convertible preferred stock is converted, reclassified or exchanged.

               (vii)  "Class D Preferred Stock" shall mean the Class D
                       -----------------------
                      nonvoting preferred stock of the Company, par value $.01 per share, and shall include any capital stock of the Company into which such Class D convertible preferred stock is converted, reclassified or exchanged.

               (viii) "Preferred Stock" shall mean the Class A Preferred Stock,
                       ---------------
                      the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock.

     6.   Further Assurances.  Each of the Company, Kelso and CB shall do and
          ------------------
perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     7.   Governing Law.  This Agreement and the rights and obligations of the
          -------------
parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

                                 -Page 4 of 14-

     8.   Invalidity of Provision.  The invalidity or unenforceability of any
          -----------------------
provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

     9.   Notices.  All notices, requests, demands, waivers and other
          -------
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered
                                                           -
personally, (b) mailed, certified or registered mail with postage prepaid, (c)
             -                                                              -
sent by next-day or overnight mail or delivery or (d) sent by telecopier as
                                                   -
follows:

               (a)  if to the Company, to it at:
                              -------

                    iXL Enterprises, Inc.
                    1888 Emery Street N.W.
                    Atlanta, Georgia 30318
                    Attention:  Mr. U. Bertram Ellis, Jr.
                    Telecopier number:  (404) 267-3801

                    with a copy to:

                    Minkin & Snyder
                    3060 Peachtree Road, Suite 1100
                    Atlanta, Georgia  30305
                    Telecopier number:  (404) 233-5824
                    Attention:  James S. Altenbach, Esq.;

               (b)  If to Kelso, to it at:
                          -----

                    Kelso & Company
                    320 Park Avenue
                    24th Floor
                    New York, New York 10022
                    Telecopier number:  (212) 223-2379
                    Attention:  James J. Connors, II, Esq.

                    with a copy to:

                    Debevoise & Plimpton
                    875 Third Avenue
                    New York, New York  10022
                    Telecopier number:  (212)  909-6836
                    Attention:  Margaret A. Davenport, Esq.;

                                 -Page 5 of 14-

               (c)  If to CB, to it at:
                          --

                    CB Capital Investors, L.P.
                    380 Madison Avenue
                    12th Floor
                    New York, New York 10017-2591
                    Telecopier number:  (212)
                    Attention:  I. Robert Greene

                    with a copy to:

                    Harvey M. Eisenberg, Esq.
                    O'Sullivan Graev & Karbell
                    30 Rockefeller Plaza
                    New York, New York 10112
                    Telecopier number:  (212) 408-2420;

or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery
                                                      -
on the day after such delivery, (x) if by certified or registered mail, on the
                                 -
seventh business day after the mailing thereof, (y) if by next-day or overnight
                                                 -
mail or delivery, on the day delivered or (z) if by telecopier on the next day
                                           -
following the day on which such telecopy was sent, provided that a copy is also sent by certified or registered mail.

     10.  Headings; Execution in Counterparts.  The headings and captions
          -----------------------------------
contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

     11.  Effective Date.  This Agreement shall become effective upon the
          --------------
closing of the Company's initial public offering of its common stock, par value $0.01 per share.


                        [SIGNATURES ON FOLLOWING PAGES]

                                 -Page 6 of 14-

     IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

                              iXL ENTERPRISES, INC.

                              By:    /s/ U. Bertram Ellis, Jr.
                                     ----------------------------
                              Name:  U. Bertram Ellis, Jr.
                                     ----------------------------
                              Title: Chairman & CEO
                                     ----------------------------


                              KELSO INVESTMENT ASSOCIATES V, L.P

                              By:  KELSO PARTNERS V, L.P.

                              By:    /s/ Thomas R. Wall IV
                                     ----------------------------
                              Name:  Thomas R. Wall IV
                                     ----------------------------
                              Title: General Partner
                                     ----------------------------

                              KELSO EQUITY PARTNERS V, L. P.

                              By:    /s/ Thomas R. Wall IV
                                     ----------------------------
                              Name:  Thomas R. Wall IV
                                     ----------------------------
                              Title: General Partner
                                     ----------------------------


                              STOCKHOLDERS, OTHER THAN KELSO, OWNING AT LEAST 51% OF THE PREFERRED STOCK OF THE COMPANY:

                              CB CAPITAL INVESTORS, L.P.

                              By:  CHASE CAPITAL PARTNERS,
                                    its General Partner

                              By:    /s/ I.R. Greene
                                     ----------------------------
                              Name:  I.R. Greene
                                     ----------------------------
                              Title: General Partner
                                     ----------------------------

                                 -Page 7 of 14-

                              FLATIRON PARTNERS, LLC

                              By:    /s/ J.D. Colonna
                                     ----------------------------
                              Name:  Jerome D. Colonna
                                     ----------------------------
                              Title: Managing Partner
                                     ----------------------------

                              THE FLATIRON FUND 1998/99, LLC

                              By:    /s/ J.D. Colonna
                                     ----------------------------
                              Name:  Jerome D. Colonna
                                     ----------------------------
                              Title: Managing Partner
                                     ----------------------------

                              FLATIRON ASSOCIATES, LLC

                              By:  Flatiron Partners, LLC, its Manager

                              By:    /s/ J.D. Colonna
                                     ----------------------------
                              Name:  Jerome D. Colonna
                                     ----------------------------
                              Title: Managing Partner
                                     ----------------------------

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:    /s/ George Hashbarger, Jr.
                                     ----------------------------
                              Name:  George Hashbarger, Jr.
                                     ----------------------------
                              Title: Dept. Operations Manager
                                     ----------------------------

                                 -Page 8 of 14-

                              GREYLOCK IX LIMITED PARTNERSHIP

                              By:  Greylock IX GP Limited Partnership,
                                    its General Partner

                              By:    /s/ Henry F. McCance
                                     ----------------------------
                              Name:  Henry F. McCance
                                     ----------------------------
                              Title: General Partner
                                     ----------------------------


                              MELLON VENTURES II, L.P., a Delaware Limited
                              Partnership

                              By:  MVMA II, L.P., a Delaware limited
                              partnership, its General Partner

                              By:  MVMA, Inc., a Delaware corporation, its
                              General Partner

                              By:    /s/ Jeff Anderson
                                     ----------------------------
                              Name:  Jeff Anderson
                                     ----------------------------
                              Title: Principal
                                     ----------------------------


                              THOMSON U.S. INC.

                              By:    /s/ James R. Schurr
                                     ----------------------------
                              Name:  James R. Schurr
                                     ----------------------------
                              Title: Vice President
                                     ----------------------------


                              /s/ U. Bertram Ellis, Jr.
                              -----------------------------------
                              U. Bertram Ellis, Jr.

                                 -Page 9 of 14-

                              SHAREHOLDERS OWNING AT LEAST 51% OF THE CLASS B COMMON STOCK OF THE COMPANY:

                              /s/ Karen Booth Adams
                              -----------------------------------
                              Karen Booth Adams

                              /s/ Steven P. Amedio
                              -----------------------------------
                              Steven P. Amedio

                              /s/ Ashish Bahl
                              -----------------------------------
                              Ashish Bahl

                              /s/ Stephan Balzer
                              -----------------------------------
                              Stephan Balzer

                              /s/ Steven C. Baum
                              -----------------------------------
                              Steven C. Baum

                              /s/ Robert Bowman
                              -----------------------------------
                              Robert Bowman

                              /s/ Paul Bryant
                              -----------------------------------
                              Paul Bryant

                              /s/ Eric Butz
                              -----------------------------------
                              Eric Butz

                              /s/ Stefan Chopin
                              -----------------------------------
                              Stefan Chopin

                              /s/ Steven K. Conine
                              -----------------------------------
                              Steven K. Conine


                              -----------------------------------
                              Barbara B. Cook

                              /s/ Randall S. Coppersmith
                              -----------------------------------
                              Randall S. Coppersmith

                                -Page 10 of 14-

                              /s/ Larry Culbertson
                              -----------------------------------
                              Larry Culbertson

                              /s/ Guy Davidson
                              -----------------------------------
                              Guy Davidson

                              /s/ Edwin J. Davis II
                              -----------------------------------
                              Edwin J. Davis II

                              /s/ Kevin Davis
                              -----------------------------------
                              Kevin Davis

                              /s/ Norwood H. Davis III
                              -----------------------------------
                              Norwood H. Davis III

                              /s/ Michael B. Dowdle
                              -----------------------------------
                              Michael B. Dowdle

                              /s/ U. Bertram Ellis, Jr.
                              -----------------------------------
                              U. Bertram Ellis, Jr.

                              /s/ William Stephen Floyd
                              -----------------------------------
                              William Stephen Floyd

                              /s/ Mary M. Fowlkes
                              -----------------------------------
                              Mary M. Fowlkes

                              /s/ Eric H. Freedman
                              -----------------------------------
                              Eric H. Freedman

                              /s/ James P. Ganley
                              -----------------------------------
                              James P. Ganley

                              /s/ Robert Gear
                              -----------------------------------
                              Robert Gear

                              /s/ Juergen Goersch
                              -----------------------------------
                              Juergen Goersch

                              /s/ Jeffrey R. Gordon
                              -----------------------------------
                              Jeffrey R. Gordon

                                -Page 11 of 14-

                              /s/ William A. Grana, Jr.
                              ___________________________________
                              William A. Grana, Jr.

                              /s/ David Greeley
                              ___________________________________
                              David Greeley

                              /s/ Michael Hettwer
                              ___________________________________
                              Michael Hettwer

                              /s/ Stephen P. Jackson
                              ___________________________________
                              Stephen P. Jackson

                              /s/ Mark Jacobstein
                              ___________________________________
                              Mark Jacobstein

                              /s/ Jeffrey Janer
                              ___________________________________
                              Jeffrey Janer

                              /s/ Teresa Joel
                              ___________________________________
                              Teresa Joel

                              /s/ William A. Lackey
                              ___________________________________
                              William A. Lackey

                              /s/ William M. Lackey
                              ___________________________________
                              William M. Lackey

                              /s/ Thomas C. Lakeman
                              ___________________________________
                              Thomas C. Lakeman

                              /s/ Jacob McGowan
                              ___________________________________
                              Jacob McGowan

                              /s/ Geoff Melick
                              ___________________________________
                              Geoff Melick

                              /s/ Colin Morris
                              ___________________________________
                              Colin Morris


                              ___________________________________
                              Scott Murphy

                                -Page 12 of 14-

                              /s/ Richard Nailling
                              ___________________________________
                              Richard Nailling

                              /s/ Robert Ortiz
                              ___________________________________
                              Robert Ortiz

                              /s/ Kyle Parent
                              ___________________________________
                              Kyle Parent

                              /s/ N. Blake Patton
                              ___________________________________
                              N. Blake Patton

                              /s/ Randall M. Pipp
                              ___________________________________
                              Randall M. Pipp

                              /s/ James Rocco
                              ___________________________________
                              James Rocco

                              /s/ James V. Sandry
                              ___________________________________
                              James V. Sandry

                              /s/ Derek Scanlon
                              ___________________________________
                              Derek Scanlon

                              /s/ Niraj S. Shah
                              ___________________________________
                              Niraj S. Shah

                              /s/ Barry Sikes
                              ___________________________________
                              Barry Sikes

                              /s/ Marc Sirkin
                              ___________________________________
                              Marc Sirkin

                              /s/ Richard A. Starbuck
                              ___________________________________
                              Richard A. Starbuck

                              /s/ Mark Swanson
                              ___________________________________
                              Mark Swanson

                              /s/ John Tierney
                              ___________________________________
                              John Tierney

                                -Page 13 of 14-

                              /s/ John D. Troxel
                              ___________________________________
                              John D. Troxel

                              /s/ Jeffrey Vick
                              ___________________________________
                              Jeffrey Vick

                              /s/ Gregory Waldbaum
                              ___________________________________
                              Gregory Waldbaum

                              /s/ Kevin Wall
                              ___________________________________
                              Kevin Wall

                              /s/ William C. Whitley
                              ___________________________________
                              William C. Whitley

                              /s/ Armistead Whitney
                              ___________________________________
                              Armistead Whitney

                              /s/ Ronald Wissing
                              ___________________________________
                              Ronald Wissing

                              /s/ David Wyler
                              ___________________________________
                              David Wyler

                              ___________________________________
                              GE Capital Equity Investments, Inc.

                              By: /s/ Jonathan K. Sprole
                                 ________________________________
                                    Name:  Jonathan K. Sprole
                                    Title: Managing Director

                              /s/ Kevin Wall
                              ___________________________________
                              Wall 1999 Special Trust

                              /s/ Kevin Wall
                              ___________________________________
                              Wall 1999 Family Trust

                                -Page 14 of 14-